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                            FIRST AMENDMENT TO LEASE

     The First Amendment to Lease is made this 19th day of March, 2001 by and between PMP Whitemarsh Associates, a Pennsylvania Limited Partnership, (hereinafter referred to as "Landlord") and Lithium Technology Corporation, (hereinafter referred to as "Tenant").

     WHEREAS, Landlord and Hope Technologies, Inc., did enter into a Lease Agreement and Addendum hereinafter referred to as the "Lease" thereto dated July 22, 1994 for the use and occupancy of Certain Premises known as 5115 Campus Drive, Plymouth Meeting, Pennsylvania, (hereinafter referred to as the "Premises"); and

     WHEREAS, Lithium Technology Corporation did become the successor to Hope Technologies, Inc.; and

     WHEREAS, Landlord and Tenant have by letter agreements, dated May 4, 1999, September 14, 1999, February 3, 2000 and December 22, 2000 extended the term of the Lease Agreement; and

     WHEREAS, the lease does provide Tenant with the option to extend the term for a period of five (5) years; and

     WHEREAS, Tenant has advised Landlord that it wishes to renew the lease for only a two (2) year period; and

     WHEREAS, the Landlord is willing to grant such renewal; and

     WHEREAS, Landlord and Tenant do hereby intend to amend and modify the Lease Agreement and addendum; and

     NOW THEREFORE, in consideration of the mutual covenants, conditions, understanding, agreements, representations and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto, with the intent of being legally bound hereby agree as follows:
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     1.   TERM

          The term of the lease shall be extended for a period of two (2) years commencing on April 1, 2001 and ending on March 31, 2003. The parties agree that either may terminate this extension upon providing written notice of six
(6) months to the other party. The minimum annual rent, which will increase during this renewal shall be as follows:

     2.   RENT

          The minimum amount rent for the premises shall be:

                                                   Base Month        Base Annual

     a. 1st Year         10.95 per foot            $11,169.00        $134,028.00
     b. 2nd Year         11.15 per foot            $11,373.00        $136,476.00

     3.   OPTION

          The Landlord and the Tenant agree that there shall be no option to extend the term of the lease as set forth in paragraph 1 above, unless it is extended in writing by mutual agreement of the parties.

     4.   RENT PAYMENT AND NOTICES

          Wherever in the Lease Agreement, addendum, or any amendments thereto, reference is made to Tenant, such reference shall be to the present Tenant, Lithium Technology Corporation. Further, whenever in the Lease Agreement on any amendments thereto, it shall be required or permitted that notice or demand is given or served by either party to this Lease to or on the other party, such notice on demand shall be deemed to have been duly given or served or forwarded by Registered Mail, postage prepaid or by a nationally recognized overnight courier system and addressed as follows:

TO LANDLORD:                       WITH A COPY TO:

PMP WHITEMARSH ASSOCIATES          PATRICK G. MURPHY, ESQUIRE
P.O. BOX 797                       KELLEY & MURPHY
GWYNEDD VALLEY, PA 19437-0797      SUITE 160
                                   925 HARVEST DRIVE
ATTN:  CHARLES F. MURPHY           BLUE BELL, PA 19422

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TO TENANT:

LITHIUM TECHNOLOGY CORPORATION
5115 CAMPUS DRIVE
PLYMOUTH MEETING, PA
ATTN:  DAVID CADE

     5.     EXECUTION OF DOCUMENT

            Tenant agrees that should it be acquired or merged into another business that is will cause to be executed, any documents which Landlord reasonably requires to confirm the Lease Agreement and any Amendment thereto. Landlord acknowledges that Tenant has advised that it has entered into an Agreement and Plan of Merger with Ilion Technology Corporation ("Ilion"), formerly Pacific Lithium Limited, pursuant to which Tenant will be merged with and into Ilion. Landlord further acknowledges and agrees that upon consummation of the Merger, Ilion shall constitute the Tenant under the Lease and no further consent of Landlord is required in connection with said Merger.

     6.   RATIFICATION OF LEASE AGREEMENT

          Except as expressly amended herein, all terms and conditions in the Lease Agreement, as amended, shall remain in full force and effect without change or modification and all such terms are hereby ratified and confirmed.

"LANDLORD"                               "TENANT"

PMP WHITEMARSH ASSOCIATES                LITHIUM TECHNOLOGY CORPORATION


BY:  /s/ Charles Murphy                  BY:  /s/ David Cade
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WITNESSETH:                              ATTEST:
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PMP Whitemarsh Associates
First Amendment to Lease
March 29, 2001